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                                                                   EXHIBIT 23.2


                        Consent of Independent Auditors

The Board of Directors
Century Bancshares, Inc.

         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 21, 1997 included in the Annual Report on Form 10-K of Century Bancshares, Inc. for the year ended December 31, 1996.


                                                 KPMG Peat Marwick LLP

Washington, D. C.
October 17, 1997